SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2007

                First Federal of Northern Michigan Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

          Maryland                        0-31957                38-0135202
----------------------------       ---------------------      ------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)



100 S. Second Ave., Alpena, Michigan                         49707
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.   Other Events.

     On March 13, 2007, the Board of Directors of First Federal of Northern Michigan Bancorp, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.05 per share for the quarter ending March 31, 2007. The dividend will be payable to stockholders of record as of March 31, 2007 and will be paid on April 20, 2007. The Company has 3,034,999 shares of common stock outstanding.

     A copy of the press release dated March 13, 2007, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.   Financial Statements and Exhibits.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Not Applicable.

(d)    Exhibits.

                  Exhibit No.                Description
                  -----------                -----------
                           99                Press release dated March 13, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST FEDERAL OF NORTHERN MICHIGAN
                                            BANCORP, INC.


DATE:  March 14, 2007                       By: /s/ Amy E. Essex
                                                -----------------------------
                                                Amy E. Essex
                                                Chief Financial Officer